TIDEWATER TIDEWATER
Lehman Brothers CEO Energy/Power Conference
Lehman Brothers CEO Energy/Power Conference
September 6,  2007 September 6,  2007
GLOBAL MOMENTUM
GLOBAL MOMENTUM
Joseph M. Bennett
Joseph M. Bennett
–
–
Senior VP, Principal Accounting
Senior VP, Principal Accounting
Officer and Chief Investor Relations Officer
Officer and Chief Investor Relations Officer
Dean E. Taylor
Dean E. Taylor
–
–
Chairman, President & CEO
Chairman, President & CEO
Exhibit 99.1

TIDEWATER TIDEWATER

TIDEWATER
TIDEWATER
601 Poydras Street, Suite 1900 601 Poydras Street, Suite 1900
New Orleans, LA 70130 New Orleans, LA 70130
FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995,
the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in any way anticipated or projected by the
Company, involve many risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the Company, are: fluctuations in oil and gas prices; the level of fleet additions by competitors and vessel overcapacity; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production; unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; changing customer demands for different vessel specifications; acts of terrorism; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and environmental and labor laws.
Participants should consider all of these risk factors as well as other information contained in the
Company’s form 10-K’s and 10-Q’s.
Phone:
504.568.1010  •
Fax:
504.566.4580  •
Web site address:
www.tdw.com  •
Email:
connect@tdw.com

TIDEWATER TIDEWATER 3 OUR WORKPLACE

TIDEWATER TIDEWATER

SAFEST COMPANY IN
THE INDUSTRY
0
0.5
1
1.5
Calendar Years
Total Recordable Incident Rates
TIDEWATER
DOW CHEMICAL
DUPONT
EXXON/MOBIL
BP
2001 2002 2003 2004 2005 2006
Lost Time Accidents Down From 19 in FY’97
Lost Time Accidents Down From 19 in FY’97
to 1 in both FY’05 and FY’06 and 2 in FY’07
to 1 in both FY’05 and FY’06 and 2 in FY’07

TIDEWATER TIDEWATER

TIDEWATER TODAY
Safest company in the industry
Safest company in the industry
International presence driving earnings
International presence driving earnings
Using cash position to grow industry’s largest new fleet
Using cash position to grow industry’s largest new fleet
One of the strongest balance sheets of the OSX
One of the strongest balance sheets of the OSX
Ability to generate solid earnings across market cycles
Ability to generate solid earnings across market cycles
Authority to repurchase common shares
Authority to repurchase common shares
One of the highest dividend yields in the OSX
One of the highest dividend yields in the OSX

TIDEWATER TIDEWATER

TIDEWATER TOMORROW
Maintain financial strength
Maintain financial strength
Continue to grow international market share
Continue to grow international market share
Continue to renew fleet in a disciplined way
Continue to renew fleet in a disciplined way
Continue to push day rates and utilization to
Continue to push day rates and utilization to
grow profits and cash flow
grow profits and cash flow
Right acquisitions, right price, right time
Right acquisitions, right price, right time

TIDEWATER TIDEWATER

WHY A POSITIVE OUTLOOK?
Favorable commodity pricing
Favorable commodity pricing
E&P spending up (Lehman mid year report up by 12.8%)
E&P spending up (Lehman mid year report up by 12.8%)
Rig count up
Rig count up
New rig construction
New rig construction
Continued strong demand in virtually all areas of
Continued strong demand in virtually all areas of
operation
operation
Largest new fleet in the industry
Largest new fleet in the industry
International scope of operations
International scope of operations

TIDEWATER TIDEWATER

The most internationally diverse company
The most internationally diverse company
in the industry
in the industry
Five decades of international experience
Five decades of international experience
Continuing to grow international market share
Continuing to grow international market share
Improving vessel utilization and dayrates for earnings
Improving vessel utilization and dayrates for earnings
growth
growth
During 6/30/07 quarter, 85% of revenue & 90% of profit
During 6/30/07 quarter, 85% of revenue & 90% of profit
came from International operations (vs. 49% and 41%
came from International operations (vs. 49% and 41%
ten years ago.)
ten years ago.)
International E&P (ex Canada) spending forecast to
International E&P (ex Canada) spending forecast to
increase at a faster rate than overall E&P spending
increase at a faster rate than overall E&P spending
INTERNATIONAL OPERATIONS
DRIVING EARNINGS

TIDEWATER TIDEWATER

TIDEWATER 1997
TIDEWATER 1997
Vessel Count By Region
Vessel Count By Region
57% International       43% Domestic
57% International       43% Domestic
North
America
243 (43%)
Central/South
America
84 (15%)
West
Africa
125 (22%)
Europe/M.E.
75 (14%)
Far East
32 (6%)
A LOOK BACK

TIDEWATER TIDEWATER

88% International       12% Domestic
88% International       12% Domestic
Active Vessel Count By Region
Active Vessel Count By Region
(excludes stacked vessels)
(excludes stacked vessels)
TIDEWATER TODAY
INTERNATIONAL OPERATIONS
DRIVING EARNINGS
North
America
45 (12%)
Central/South
America
102 (28%)
West
Africa
141 (38%)
Far East
45 (12%)
Europe/M.E.
36 (10%)

TIDEWATER TIDEWATER

INTERNATIONAL VESSEL
DAYRATES
0%
10%
20%
30%
40%
50%
Fiscal 2005 Fiscal 2006 Fiscal 2007
Total Growth Percentage
Total Growth Percentage
42% Total Growth since FY’04
42% Total Growth since FY’04

TIDEWATER TIDEWATER

USING CASH POSITION TO GROW
INDUSTRY’S LARGEST NEW FLEET
Estimated annual commitment of $300-$500
Estimated annual commitment of $300-$500
million to continue fleet renewal
million to continue fleet renewal
Expected to be funded through internal
Expected to be funded through internal
cash flow generation
cash flow generation
CapEx
CapEx
of $235 million in Fiscal 2007
of $235 million in Fiscal 2007
Prudent approach to expansion/acquisition
Prudent approach to expansion/acquisition
opportunities
opportunities
We Continuously Strive for a Balance Between
We Continuously Strive for a Balance Between
Performance, Growth and Financial Strength
Performance, Growth and Financial Strength

TIDEWATER TIDEWATER

LARGEST NEW FLEET
IN THE INDUSTRY
$876m
$876m
52
52
PSV’s
PSV’s
$2,213m
$2,213m
(2) (2)
170
170
TOTALS:
TOTALS:
(1) (1)
$252m
$252m
60
60
Crewboats
Crewboats
& Tugs
& Tugs
$1,085m
$1,085m
58
58
AHTS
AHTS
Cost
Cost
Vessel Count
Vessel Count
(1) Includes vessels added to the fleet financed by bareboat charter.
(2) $1,620m funded to date.
*Excludes ENSCO fleet acquisition effected April 1, 2003.
Vessel Commitments Jan. ’00 –
Vessel Commitments Jan. ’00 –
June ’07
June ’07
Maintaining a Disciplined Approach to the
Maintaining a Disciplined Approach to the
Renewal of our Fleet is our First Priority
Renewal of our Fleet is our First Priority

TIDEWATER TIDEWATER

LARGEST NEW FLEET IN
THE INDUSTRY … AND COUNTING
Effectively Utilizing Our Strong Cash Position
Effectively Utilizing Our Strong Cash Position
to Grow the Industry’s Largest New Fleet
to Grow the Industry’s Largest New Fleet
14
14
PSV’s
PSV’s
45
45
TOTAL PRESENT ORDER BOOK:
TOTAL PRESENT ORDER BOOK:
7
7
Crewboats
Crewboats
& Tugs
& Tugs
24
24
AHTS
AHTS
Vessel Commitment
Vessel Commitment
Present Order Book –
Present Order Book –
as of June 30, 2007
as of June 30, 2007

TIDEWATER TIDEWATER 15 GLOBAL VESSEL CONSTRUCTION Where our 45 vessels are being built 6 2 1 11 12 4 9

TIDEWATER TIDEWATER FUTURE VESSEL DELIVERIES 8 delivered In FY2007 22 in FY2008 (4 already delivered) 12 in FY2009 14 in FY2010 and 1 in FY2011

TIDEWATER TIDEWATER

Fiscal 2007
Fiscal 2007
Profit
Profit
Contribution
Contribution
Average
Average
Age
Age
Vessel
Vessel
Count
Count
Profit
Profit
Contribution
Contribution
Average
Average
Age
Age
Vessel
Vessel
Count
Count
48%
48%
5
5
105
105
0%
0%
--
--
0
0
Vessels built
Vessels built
or acquired
or acquired
since
since
January 2000
January 2000
52%
52%
25
25
321
321
100%
100%
19
19
509
509
Vessels built
Vessels built
prior to
prior to
January 2000
January 2000
Fiscal 2000
Fiscal 2000
LARGEST NEW FLEET
IN THE INDUSTRY
Fleet Age and Profit Contribution
Fleet Age and Profit Contribution
Nearly 50% of Current Earnings are
Nearly 50% of Current Earnings are
Generated by New Vessels
Generated by New Vessels
* New vessel contribution for Fiscal 2005 was 30%.

TIDEWATER TIDEWATER

0
100
200
300
400
Active Fleet Disposition
* Net vessels added to the fleet since January 2000, including 45 vessels under construction at 6/30/07.
* Since 4/01/05, 31 vessels have been scrapped and 98 have been sold.
* Total fleet count excludes 48 stacked vessels.
Out With the Old –
Out With the Old –
In With the New
In With the New
LARGEST NEW FLEET IN
THE INDUSTRY
(as of 6/30/07)
414
414
380
380
157 New Vessels
157 New Vessels
74 Scrapped
74 Scrapped
306 Sold
306 Sold

TIDEWATER TIDEWATER

ONE OF THE STRONGEST
BALANCE SHEETS OF THE OSX
$1,906
$1,906
$1,883
$1,883
Stockholders’
Stockholders’
Equity
Equity
$300
$300
$300
$300
Long-term Debt
Long-term Debt
$355
$355
$394
$394
Cash
Cash
June 2007
June 2007
March 2007
March 2007
Further Proof of Our Discipline and
Further Proof of Our Discipline and
Sound Business Strategy
Sound Business Strategy
(in Millions)
(in Millions)

TIDEWATER TIDEWATER

FISCAL 2008 & 2007 HIGHLIGHTS
Quarters Ended
Quarters Ended
$1.23
$1.23
$1.55
$1.55
Earnings Per Share
Earnings Per Share
$71,449
$71,449
$87,542
$87,542
Net Earnings
Net Earnings
$97,294
$97,294
$121,158
$121,158
Net Cash from
Net Cash from
Operations
Operations
$40,108
$40,108
$111,543
$111,543
Capital Expenditures
Capital Expenditures
$269,820
$269,820
$305,482
$305,482
Revenues
Revenues
6/30/06
6/30/06
6/30/07
6/30/07
(in Thousands, Except Per Share Data)
(in Thousands, Except Per Share Data)

TIDEWATER TIDEWATER

SIGNIFICANT EARNINGS GROWTH
$0
$50
$100
$150
$200
$250
$300
$350
Fiscal 2004 Fiscal 2005 Fiscal 2006
78% Three Year Compounded
78% Three Year Compounded
Annual Earnings Growth Rate
Annual Earnings Growth Rate
$59M
$59M
$101M
$101M
$193M
$193M
$336M
$336M
** Net earnings in Fiscal 2004 is exclusive of the $17.2 million after tax impairment charge. Net earnings in Fiscal 2006 is exclusive of the $42.8 million after tax gain from the sale of six KMAR vessels.
Net earnings in Fiscal 2007 is exclusive of $20.8 million of after tax gains from the sale of 14 offshore tugs.
Fiscal 2007

TIDEWATER TIDEWATER

ABILITY TO GENERATE SOLID
EARNINGS ACROSS MARKET
CYCLES
Fiscal
Fiscal
20
20
30%
30%
95
95
$1.78
$1.78
2005
2005
19
19
24%
24%
66
66
$.73
$.73
2004
2004
19
19
–
–
–
–
$1.37
$1.37
2000
2000
20
20
48%
48%
109
109
$5.94
$5.94
(5) (5)
2007
2007
131
131
101
101
Active New Vessels
Active New Vessels
(2) (2)
$6.78
$6.78
(1) (1) $3.33
$3.33
(4) (4) E.P.S
E.P.S
?
?
44%
44%
New Vessel Profit
New Vessel Profit
Contribution
Contribution
19
19
20
20
Fleet Average Age
Fleet Average Age
(years)
(years)
(3) (3)
2008
2008
2006
2006
(1) First Call consensus estimates as of August 26, 2007, which is being provided for information purposes only.
Tidewater does not endorse these estimates and takes no responsibility for any updating of this information in the future.
Tidewater does not provide guidance on future earnings performance.
(2) Vessels built or acquired after 1-1-2000 inclusive of newbuilds committed to as of June 30, 2007.
Does not include an additional 27 vessels committed for delivery in Fiscal 2009 - 2011.
(3) Includes committed newbuilds with no assumed fleet retirements.
(4) Excludes $42.8 million after tax gain ($.74 per share) on sale of 6 KMAR AHTS vessels.
(5) Excludes $20.8 million after tax gain ($.37 per share) on sale of 14 offshore tugs.

TIDEWATER TIDEWATER

SHARE REPURCHASE PROGRAM
Authority to repurchase up to $200 million in
Authority to repurchase up to $200 million in
common stock
common stock
Repurchased 2,560,500 shares at an average
Repurchased 2,560,500 shares at an average
price of $60.17 per share during previous
price of $60.17 per share during previous
program just completed on 6/30/07
program just completed on 6/30/07
Continue to purchase shares on an
Continue to purchase shares on an
opportunistic basis
opportunistic basis

TIDEWATER TIDEWATER

2.0%
1.5%
1.0%
0.5%
0.0%
Global
Santa Fe
Tidewater
Tidewater
1.5%
1.1% 1.1%
1.0%
Rowan Halliburton
0.8% 0.8%
0.7% 0.7%
0.2%
Schlumberger BJ Services Smith
International
Baker
Hughes
Noble
Corp
ONE OF THE  HIGHEST DIVIDEND
YIELDS IN THE OSX

TIDEWATER TIDEWATER

-$100
-$50
$0
$50
$100
Fiscal 2005 Fiscal 2006 Fiscal 2007
ECONOMIC VALUE ADDED (EVA)
Weighted Average Cost of Capital is assumed to be 9% in the EVA amounts above.
($85M)
($85M)
$15M
$15M
$147M
$147M

TIDEWATER TIDEWATER 26 Renew The Fleet Renew The Fleet Maintain Financial Strength Maintain Financial Strength Deliver Results Deliver Results FISCAL 2005 2006 2007 2008 GOALS AND OBJECTIVES

TIDEWATER TIDEWATER
Lehman Brothers CEO Energy/Power Conference
Lehman Brothers CEO Energy/Power Conference
September 6,  2007 September 6,  2007
GLOBAL MOMENTUM
Joseph M. Bennett
Joseph M. Bennett
–
–
Senior VP, Principal Accounting
Senior VP, Principal Accounting
Officer and Chief Investor Relations Officer
Officer and Chief Investor Relations Officer
Dean E. Taylor –
Dean E. Taylor –
Chairman, President & CEO
Chairman, President & CEO

TIDEWATER TIDEWATER 28 APPENDIX

TIDEWATER TIDEWATER

EARNINGS GROWTH OVER
THE LAST YEAR
293
293
287
287
281
281
271
271
259
259
138
138
131
131
124
124
122
122
120
120 Vessel Oper. Costs
Vessel Oper. Costs
250
250
238
238
224
224
209
209
197
197 International
International
1.60
1.60
(2) (2)
90
90
(2) (2)
57
57
12/31/06
12/31/06
Qtr
Qtr
1.55
1.55
(1) (1)
87
87
(1) (1)
62
62
9/30/06
9/30/06
Qtr
Qtr
1.23
1.23
71
71
62
62
6/30/06
6/30/06
Qtr
Qtr
1.55
1.55
88
88
43
43
6/30/07
6/30/07
Qtr
Qtr
49
49 Domestic
Domestic
Vessel Revenue:
Vessel Revenue:
88
88 Net Earnings
Net Earnings
1.56
1.56 Diluted EPS
Diluted EPS
3/31/07
3/31/07
Qtr
Qtr
(in Millions,
(in Millions,
except EPS data)
except EPS data)
(1) Exclusive of $17.1 million after tax gain ($. 30 per share) resulting from the sale of 11 offshore tugs in August 2006.
(2) Exclusive of $3.7 million after tax gain ($.07 per share) resulting from the sale of three offshore tugs in December 2006.

TIDEWATER TIDEWATER

INTERNATIONAL VESSELS
Dayrates and Utilization
$100 change in dayrate = $10.8M in revenue
1% change in utilization = $12.0M in revenue
40%
50%
60%
70%
80%
90%
6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07
$4,000
$4,500
$5,000
$5,500
$6,000
$6,500
$7,000
$7,500
$8,000
$8,500
$9,000
$9,500
$10,000

TIDEWATER TIDEWATER

$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
$14,000
$15,000
6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07
Remaining Vessels
New Vessels
INTERNATIONAL VESSELS
DAYRATES

TIDEWATER TIDEWATER

DOMESTIC VESSEL DAYRATES
0%
20%
40%
60%
80%
100%
120%
140%
Fiscal 2005 Fiscal 2006 Fiscal 2007
Total Growth Percentage
Total Growth Percentage
125% Total Growth since FY’04
125% Total Growth since FY’04

TIDEWATER TIDEWATER

DOMESTIC VESSELS
Dayrates and Utilization
$100 change in dayrate = $1.4M in revenue
1% change in utilization = $2.8M in revenue
20%
30%
40%
50%
60%
70%
80%
6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
$14,000

TIDEWATER TIDEWATER 34 $3,000 $5,000 $7,000 $9,000 $11,000 $13,000 $15,000 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 Remaining Vessels New Vessels DOMESTIC VESSEL DAYRATES